Exhibit 10.2

SERVICE AGREEMENT NO. 49789 CONTROL NO. 1995-04-30 — 0023
FSS SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 20th day of November, 1995, by and between:
COLUMBIA GAS TRANSMISSION CORPORATION
(“SELLER”)
AND
PENN FUEL GAS, INC.
(“BUYER”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive the service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Seller’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Buyer up to but not exceeding Buyer’s Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission’s regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.
Section 2. Term. Service under this Agreement shall commence as of APRIL 01, 1997, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2012, and from YEAR-to-YEAR thereafter unless terminated by either party upon 2 YEARS’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission’s regulations and Seller’s Tariff.
Section 3. Rates. Buyer shall pay the charges and furnish the Retainage percentage set forth in the above-referenced Rate Schedule and specified in Seller’s currently effective Tariff, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.
Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager — Agreements Administration and notices to Buyer shall be addressed to it at:
PENN FUEL GAS, INC.
ATTN: VP GAS SUPPLY
55 SOUTH 3RD STREET
OXFORD, PA 19363
until changed by either party by written notice.

SERVICE AGREEMENT NO. 49789 CONTROL NO. 1995-04-30 — 0023
FSS SERVICE AGREEMENT
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.

PENN FUEL GAS, INC.

By: Name:	/s/ Terry H. Hunt Terry H. Hunt
Title:	President and CEO
Date:	November 14, 1995

COLUMBIA GAS TRANSMISSION CORPORATION

By: Name:	/s/ Stephen M. Warnick Stephen M. Warnick
Title:	Vice President
Date:	November 20, 1995

Revision No. Control No. 1995-04-30 — 0023
Appendix A to Service Agreement No. 49789
Under Rate Schedule fss
Between (Seller) columbia gas transmission corporation
        and (Buyer) penn fuel gas, inc.

GFNT /	THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO A PRECEDENT AGREEMENT BETWEEN BUYER AND SELLER DATED MAY 18, 1995.

Revision No. Control No. 1995-04-30 — 0023
Appendix A to Service Agreement No. 49789
Under Rate Schedule  fss
Between (Seller) columbia gas transmission corporation
        and (Buyer) penn fuel gas, inc.

Storage Contract Quantity	43,156	Dth

Maximum Daily Storage Quantity	471	Dth per day
CANCELLATION OF PREVIOUS APPENDIX A
Service changes pursuant to this Appendix A shall become effective as of APRIL 01, 1997. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

PENN FUEL GAS, INC.

By: Name:	/s/ Terry H. Hunt Terry H. Hunt
Title:	President and CEO
Date:	November 14, 1995

COLUMBIA GAS TRANSMISSION CORPORATION

By: Name:	/s/ Stephen M. Warnick Stephen M. Warnick
Title:	Vice President
Date:	November 20, 1995
[STAMP]

Revision No. 1 Control No. 2004-03-15 — 0004
Appendix A to Service Agreement No. 49789
Under Rate Schedule FSS
Between (Transporter) Columbia Gas Transmission Corporation
            and (Shipper) PPL Gas Utilities Corporation

Storage Contract Quantity	43,156	Dth

Maximum Daily Storage Quantity	471	Dth per day
CANCELLATION OF PREVIOUS APPENDIX A
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 1 shall be effective from November 1, 2012 through March 31, 2013.
☑ Yes ☐ No (Check applicable blank) This Appendix A, Revision No. 1 shall cancel and supersede the Previous Appendix A, Revision No. 0 effective as of April 1, 1997, to the Service Agreement referenced above.
With the exception of this Appendix A, Revision No. 1 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PPL Gas Utilities Corporation

By: Name:	/s/ Robert M. Geneczko Robert M. Geneczko	[SEAL]
Title:	President PPL Gas Utilities
Date:	10/21/04

Columbia Gas Transmission Corporation

By: Name:	/s/ T. N. Brasselle T. N. Brasselle
Title:	MGR Customer Services
Date:	NOV 05 2004